UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: November 3, 2008
(Date of earliest event reported)
ATS MEDICAL, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 0-18602

Minnesota	41-1595629
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
3905 Annapolis Lane N.
Minneapolis, Minnesota 55447
(Address of principal executive offices, including zip code)
(763) 553-7736
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 8.01. Other Events.
On November 3, 2008, ATS Medical, Inc. (“ATS” or the “Company”) issued a press release to announce the completion of the final feasibility milestone in the development of the ATS ForcefieldTM technology. The animal feasibility study has been completed with positive results regarding the inhibition of platelet adhesion on mechanical heart valve prostheses. The full text of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference. Images of the ATS Forcefield study results are furnished as Exhibit 99.2 hereto and are incorporated by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

99.1	Press Release of ATS Medical, Inc. dated November 3, 2008.

99.2	Images of ATS Forcefield study results.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATS MEDICAL, INC.
By:	\s\ Michael R. Kramer
Michael R. Kramer
Chief Financial Officer

Date: November 4, 2008

EXHIBIT INDEX
99.1	Press Release of ATS Medical, Inc. dated November 3, 2008.

99.2	Images of ATS Forcefield study results.